UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 9, 2016


                                STRAINWISE, INC.
                     ---------------------------------------
             (Exact name of Registrant as specified in its charter)



          Utah                        000-52825                20-8980078
  -------------------------      ------------------         ---------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                           Identification No.)

                        1350 Independence St., Suite 300
                               Lakewood, CO 80215
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 736-2442

                                       N/A
                      ------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The special meeting of the Company's shareholders was held on January 9, 2016.

     The only item of business to come before the meeting was to consider and act upon a proposal to change the corporate domicile of the Company from Utah to Colorado. The change in the corporate domicile will be accomplished by means of Plan of Merger which was attached as Exibit A to the Company's November 20, 2015 Proxy Statement. The Plan of Merger provides that the new name of the Company will be STWC Holdings, Inc.

     The following is a tabulation of votes cast with respect to this proposal:

                                                                   Broker
           For              Against          Abstain             Non-Votes
           ---              -------          -------             ---------

       23,798,850             --                --                  --

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2016                   STRAINWISE, INC.


                                         By: /s/ Erin Phillips
                                             ----------------------------
                                             Erin Phillips, President